Exhibit 10.2F

      REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 16, 2000, by and between LCS GOLF, INC..., a Delaware corporation (the "Company"), and QUINTEL COMMUNICATIONS, INC. ("Quintel").

                                    RECITALS

      WHEREAS, Quintel and the Company are parties to a Marketing Agreement of even date herewith (the "Marketing Agreement"), pursuant to which Quintel has been issued and is the holder of certain options (the "Options") to purchase 200,000 shares of the Company's common stock (the "Common Stock"), and Quintel has also loaned the Company $500,000.00 (the "Loan") as evidenced by the Company's convertible promissory note of even date herewith (the "Note") entitling the holder to convert the amount due under such note into shares of Common Stock (the shares of Common Stock into which the Note is convertible are referred to as the "Shares"); and

      WHEREAS, in order to induce Quintel to enter into the Marketing Agreement and to accept the Options and make the loan to the Company, the Company has agreed to enter into this Agreement.

      NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Section 1:

      (a) The term "the Act" means the Securities Act of 1933, as amended.

      (b) The term "Common Stock" means the common stock, par value $001 per share, of the Company.

      (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which replaces such form.

      (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof

      (e) The term "the 1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

      (f) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

      (g) The term "Registrable Securities" means (i) the Common Stock (or other capital stock of the Company) issuable or issued upon exercise of the Options or conversion of the Note, and (ii) any Common Stock (or other capital stock of the Company) issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Options or Common Stock, excluding in all cases, however, any Registrable Securities sold in a transaction


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in which the rights under this Section I are not assigned.

      (h) The number of shares of "Registrable Securities then outstanding" shall be equal to the number of shares of Common Stock (or other capital stock of the Company) outstanding which are, and the number of shares of Common Stock (or other capital stock of the Company) issuable pursuant to then exercisable or convertible securities which are Registrable Securities.

      (i) The term "SEC" shall mean the Securities and Exchange Commission.

1.2 Request for Registration.

      (a) If the Company shall receive at any time a written request (the "Request") from (i) the Holders of a majority of the Options then outstanding, or (ii) the Holder of the Note or of a majority of the Shares, that the Company file a registration statement under the Act covering the registration of at least fifty percent (50%) of the Registrable Securities then outstanding or a lesser percent of the Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,000,000), then the Company shall:

            (i) within ten (10) days of the receipt of the Request, give written notice thereof to all Holders; and

            (ii) effect as soon as practicable, and in any event within 90 days of the receipt of such Request, the registration under the Act of all Registrable Securities which the Holders requested to be registered, subject to the limitations of subsection 1.2(b),.

      (b) If the Holders initiating the Request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their Request and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Holders. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating I-folders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

      (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such


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

registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders, provided, however, that the Company may not utilize the right more than once in any twelve-month period.

      (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

            (i) After the Company has effected one (1) registration pursuant to this Section 1.2;

            (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one-hundred and eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become filed; or

            (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities in such registration that may otherwise be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

1.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to filing any registration statement under the Act for purposes of effecting a public offering of securities of the Company (other than any registration statement relating to any registration under Section 1.12 or on Forms S-8 or S-4, or successor forms) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities the held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) days of receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. Notwithstanding anything contrary in this Agreement, if a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

1.4 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

      (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to the earlier of one hundred and twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120 day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120 day period shall be extended, if


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

necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section l0(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

      (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

      (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

      (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

      (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      (g) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed not later than the effective date of such registration statement.

      (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

      (i) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes


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

effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.5 Furnish Information

      (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registrable Securities.

      (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1 . 12(b), whichever is applicable.

1.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $25,000.00) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of sixty-six and seven tenths percent (66.7%) of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses) unless such Holders agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1 .2.

1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements (not to exceed $25,000.00) of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to the disposition of such Registrable Securities.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under


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

Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata (as nearly as practicable) among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

1.9 Delay of Registration. Each Holder hereby waives any and all rights to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.9.

1.10 Indemnification. In the event that any Registrable Securities are included in a registration statement under this Section 1:

      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each officer, director and person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter, officer, director or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such


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settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, officer, director or controlling person.

      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damages, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall any indemnity under this subsection I . 10(b) exceed the net proceeds from the offering of its Registrable Securities received by such Holder.

      (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnified and indemnifying parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to thc indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1. 10.

      (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand


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

and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Section 1.10(d) exceed the net proceeds from the offering of its Registrable Securities received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

      (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by a Holder and the Company in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control in respect to such holder.

      (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

      (a) timely make and keep public information available, as those terms are understood and defined in Rule 144 under the Act at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

      (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

      (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

      (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Form S-3 Registration.If at any time the Company shall receive a written request or requests from Holders of at least twenty percent (20%) of the Registrable Securities


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

outstanding that the Company effect a registration on Form S-3 if the Company is eligible to use such form, or if not, on such other form which thc Company is entitled to use. with respect to all or a part of the Registrable Securities owned by such Holder or Holders (the "S-3 Request(s)"), the Company will:

      (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

      (b) as soon as practicable, but in no even later than seventy-five (75) days after the receipt of the S-3 Request(s), effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such S-3 Request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such S-3 Request as are specified in a written request received by the Company within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $3,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has already effected three registrations on Form S-3 for the Holders pursuant to this Section 1.12; or(S) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

      (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the S-3 Request or Requests of the Holders, but in no event later than sixty (60) days after the receipt of such S-3 Request or Requests. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders, shall be paid pro rata by the Holders participating in such registrations. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to
Section 1 .2.

1.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to (i) such Holder's partner, shareholder, parent, child, spouse, or trust or (ii) transferee or assignee of such securities who, after such assignment or transfer, holds at least (A) one percent (1%) of the outstanding capital stock of the Company on the date of the transfer, or (B) all of the Registrable Securities owned or controlled by the transferring Holder, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1 . 15 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who arc partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

1.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 or Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a).

1.15 "Market Stand-Off' Agreement. Quintel hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of the first registration statement for a public offering of securities of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period (the "Lock Up"); provided, however, that:

      (a) Such Lock Up shall not exceed one hundred eighty (180) days, and

      (b) All officers and directors of the Company who own securities of the Company also agree to such Lock Up.

      In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Investors' Registrable Securities (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

1.16 Termination of Registration Rights. No Holder shall be entitled to exercise any right to register the resale of its Registrable Securities provided for in this Section 1 after the earlier of(i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as the Holder can sell all of such stock pursuant to Rule 144 under the Act (or successor rule) within a three month period.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to the Holders as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") and audited and certified by independent public accountants selected by the Company.

2.2 Observation Rights. Subject to the conditions set forth in Section 2.4, Quintel shall have the right to attend all meetings of the Board of Directors in a nonvoting observer capacity, to receive notice of such meetings and to receive the information provided by the Company to the Board of Directors; provided, however, that the Company hereby requires as a condition precedent to the Holder's rights under this Section 2.2 that each person proposing to attend any meeting of the Board of Directors and each person to have access to any of the information provided by the Company to the Board of Directors shall hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise and shall sign any further agreement manifesting such obligations as the Company shall reasonably require; and, provided further, that the Company reserves the right not to provide information and to exclude Quintel (or its representative) from any meeting or portion thereof if delivery of such information or attendance at such meeting by Quintel (or its representative) would result in disclosure of trade secrets to such holder or its representative or would adversely affect the attorney-client privilege between the Company and its counsel or if Quintel or its representative is a direct competitor of the Company.

2.3 Inspection. The Company shall permit the Holders, at the Holders' own expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holders; provided, however, that the Company shall not bc obligated pursuant to this Section 2.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information. In addition, this Section 2.3 shall not apply to, and shall become unenforceable if the Holders are reasonably deemed by the Company's Board of Directors to have (i) interests adverse to the Company's or (ii) to have disproportionately diverted the Company's management in connection with the exercise of rights pursuant to this Section 2.3.

2.4 Termination of information. Observation and Inspection Covenants. Subject to their earlier termination pursuant to the specific terms of each Section, the covenants set forth in Sections 2.1, 2.2 and 2.3 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

2.5 Indemnification. The Company shall take all actions necessary to indemnify its directors to the maximum extent permitted by applicable law, including, without limitation, amending the Company's Certificate of Incorporation and Bylaws and entering into contracts with the directors to provide such indemnification; provided, however, that the Company shall not be required to obtain directors insurance unless directed by the Board of Directors.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be sent to the address/fax number indicated for such party on the signature page hereof (provided that any party at any time may change its address/fax number by notice often (10) days' advance written notice to the other parties), and shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) the time of successful facsimile transmission to the party to be notified, (iii) sending by reputable overnight delivery service, or (iv) upon deposit with the United States Post Office, by registered or certified mail, postage p repaid.

3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.10 Entire Agreement: Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LCS GOLF, INC.

      By: /s/ [Illegible]
          ---------------------

      Title: President


QUINTEL COMMUNICATIONS, INC.

      By: /s/ [Illegible]
          ---------------------

      Title: Chairman and CEO


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